UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 4, 2024, American Airlines, Inc., a Delaware corporation (the “Company”) and American Airlines Group Inc. (“AAG”) entered into certain credit agreement amendments with the lenders and other loan parties thereto, as described below. As a result of these amendments, the aggregate revolving commitments under the 2013 Revolving Facility, the 2014 Revolving Facility and the 2023 Revolving Facility, each as defined below, will be $2,890 million.
On June 4, 2024, the Company and AAG entered into the Tenth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Tenth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended or amended and restated prior to the Tenth Amendment, the “Prior 2014 Credit Agreement” and, as amended by the Tenth Amendment, the “2014 Credit Agreement”), by and among the Company, AAG, the lenders party thereto, the issuing lenders party thereto and Citibank, N.A., as administrative agent. No revolving borrowings were outstanding under the Prior 2014 Credit Agreement at the time of entry into the Tenth Amendment. Pursuant to the Tenth Amendment, the Company established incremental revolving credit commitments in an aggregate amount of $1,500 million and new letter of credit commitments (which are part of, and not in addition to, the revolving credit commitments) in an aggregate amount of $200 million (the “2014 Revolving Facility”) and terminated all of the pre-existing revolving commitments and letter of credit commitments under the Prior 2014 Credit Agreement (the “Prior 2014 Revolving Facility”). The terms of the 2014 Revolving Facility are substantially similar to the terms of the Prior 2014 Revolving Facility, however, (A) the Prior 2014 Revolving Facility included two tranches of revolving commitments with maturity dates of October 11, 2024 and October 13, 2026, respectively, while the 2014 Revolving Facility consists of one tranche of revolving commitments as of the date of effectiveness of the Tenth Amendment, with a maturity date of June 4, 2029, and (B) the Tenth Amendment amended certain other terms of the Prior 2014 Credit Agreement, including, among other things, revising the interest rate applicable to the 2014 Revolving Facility as further described below, reducing the minimum liquidity financial covenant threshold from $2,200 million to $2,000 million and reducing the liquidity requirement for the making of certain restricted payments from $4,200 million to $4,000 million. As a result of the Tenth Amendment, the 2014 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.00%, 2.25% or 2.50%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus an applicable margin of 3.00%, 3.25% or 3.50%, depending on AAG’s public corporate rating. Pursuant to the Tenth Amendment, SOFR borrowings under the 2014 Revolving Facility are not subject to a cost spread adjustment.
Also on June 4, 2024, the Company and AAG entered into the Ninth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Ninth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended or amended and restated prior to the Ninth Amendment, the “Prior 2013 Credit Agreement” and, as amended by the Ninth Amendment, the “2013 Credit Agreement”), by and among the Company, AAG, the lenders party thereto, the issuing lenders party thereto and Barclays Bank PLC, as administrative agent. No revolving borrowings were outstanding under the Prior 2013 Credit Agreement at the time of entry into the Ninth Amendment. Pursuant to the Ninth Amendment, the Company established incremental revolving credit commitments in an aggregate amount of $500 million and new letter of credit commitments (which are part of, and not in addition to, the revolving credit commitments) in an aggregate amount of $100 million (the “2013 Revolving Facility”) and terminated all of the pre-existing revolving commitments and letter of credit commitments under the Prior 2013 Credit Agreement (the “Prior 2013 Revolving Facility”). The terms of the 2013 Revolving Facility are substantially similar to the terms of the Prior 2013 Revolving Facility, however, (A) the Prior 2013 Revolving Facility included two tranches of revolving commitments with maturity dates of October 11, 2024 and October 13, 2026, respectively, while the 2013 Revolving Facility consists of one tranche of revolving commitments as of the date of effectiveness of the Ninth Amendment, with a maturity date of June 4, 2029, and (B) the Ninth Amendment amended certain other terms of the Prior 2013 Credit Agreement, including, among other things, that the 2013 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.00%, 2.25% or 2.50%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus an applicable margin of 3.00%, 3.25% or 3.50%, depending on AAG’s public corporate rating. Pursuant to the Ninth Amendment, SOFR borrowings under the 2013 Revolving Facility are not subject to a cost spread adjustment.

Additionally, on June 4, 2024, the Company and AAG entered into the First Amendment to Credit and Guaranty Agreement (the “First Amendment”) and the Second Amendment to Credit and Guaranty Agreement (the “Second Amendment”), each amending the Credit and Guaranty Agreement, dated as of December 4, 2023 (the “Prior 2023 Credit Agreement” and, as amended by the First Amendment and the Second Amendment, the “2023 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Citibank, N.A., as administrative agent. Pursuant to the First Amendment, the Company established a revolving credit facility in an aggregate amount of $890 million (the “2023 Revolving Facility”). The 2023 Revolving Facility has a maturity date of June 4, 2029. The 2023 Revolving Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 2.00%, 2.25% or 2.50%, depending on AAG’s public corporate rating, or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus an applicable margin of 3.00%, 3.25% or 3.50%, depending on AAG’s public corporate rating. Pursuant to the First Amendment, SOFR borrowings under the 2023 Revolving Facility are not subject to a cost spread adjustment. As a result of the Second Amendment, the initial term loans made pursuant to the Prior 2023 Credit Agreement with a principal amount of $1,100 million (the “Prior 2023 Term Loans”) were replaced with term loans with a principal amount of $1,100 million (the “Replacement Term Loans”). The terms of the Replacement Term Loans are substantially similar to the terms of the Prior 2023 Term Loans, however, the Replacement Term Loans bear interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 1.50% per annum or, at the Company’s option, the SOFR rate for a tenor of one, three or six months, depending on the interest period selected by the Company (subject to a floor of 0.00%), plus an applicable margin of 2.50% per annum. Pursuant to the Second Amendment, Replacement Term Loans that are SOFR loans are not subject to a cost spread adjustment.
See the Annual Report on Form 10-K of AAG and the Company for the fiscal year ended December 31, 2023, as supplemented by the Quarterly Report on Form 10-Q of AAG and the Company for the quarter ended March 31, 2024, for more information regarding the credit facilities established under the 2013 Credit Agreement, the 2014 Credit Agreement and the 2023 Credit Agreement.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On June 4, 2024, the Company voluntarily terminated all existing revolving commitments and letter of credit commitments under that certain Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended or amended and restated, the “April 2016 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Barclays Bank PLC, as administrative agent (such termination, the “Revolver Termination”). AAG and the Company had no revolving borrowings, nor any term loans or term loan commitments, outstanding under the April 2016 Credit Agreement immediately prior to giving effect to the Revolver Termination, and as such, the April 2016 Credit Agreement and the related transaction documents referred to therein as the “Loan Documents” were terminated in full as a result of the Revolver Termination. Pursuant to such termination, all liens arising out of or related to the Loan Documents were released at the time of the Revolver Termination.
See the Annual Report on Form 10-K of AAG and the Company for the fiscal year ended December 31, 2023, as supplemented by the Quarterly Report on Form 10-Q of AAG and the Company for the quarter ended March 31, 2024, for more information regarding the April 2016 Credit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 4, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: June 4, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer